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                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



                 Date of Report (Date of earliest event reported):

                                October 12, 2000



                                   CYNET, INC.
               (Exact name of Registrant as specified in charter)


       Texas                           000-28349               76-0467099
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(State or other jurisdiction of      (Commission             (IRS Employer
incorporation)                        File Number)        Identification No.)


12777 Jones Road, Suite 400                Houston, Texas          77070
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number including area code:  (281) 897-8317


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective October 12, 2000, the accounting firm of BDO Seidman, LLP ("BDO") resigned as the independent certified public accountants for CYNET, Inc., a Texas corporation ("Registrant"). BDO issued reports on the financial statements of Registrant as of and for the two fiscal years ended December 31, 1999. Each of these reports contained an explanatory paragraph regarding Registrant's ability to continue as a going concern.

         The resignation of BDO occurred without action by the board of directors or any committee of the board of directors of Registrant. During Registrant's two fiscal years ended December 31, 1999, there were no disagreements between Registrant and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements (if not resolved to BDO's satisfaction) would have caused BDO to make reference to the subject matter or matters of the disagreement in connection with its reports on Registrant's financial statements for such periods.

         A letter from BDO agreeing with the foregoing disclosure is filed as an exhibit to this Form 8-K.

         Registrant has not yet engaged an accounting firm as a successor to BDO.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

              16.1 Letter from BDO Seidman LLP regarding change in certifying accountant



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned herein to duly authorized.

Dated:   October 17, 2000


                                       CYNET, INC.


                                       By: /s/ Vincent W. Beale, Sr.
                                          -------------------------------------
                                          Vincent W. Beale, Sr., Chairman of
                                          the Board of Directors and Chief
                                          Executive Officer






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